Business Combination - Schedule of Unaudited Pro Forma Information (Detail) - USD ($) $ / shares in Units, $ in Thousands	3 Months Ended	12 Months Ended
	Mar. 31, 2016	Dec. 31, 2016	Dec. 31, 2015
Business Combinations [Abstract]
Pro forma total revenues	$ 28,291	$ 128,196	$ 88,303
Pro forma net loss	$ (9,800)	$ (39,000)	$ (28,161)
Pro forma net loss per share, basic and diluted	$ (0.24)	$ (0.92)	$ (0.69)